Exhibit 99.2

REPORTING SEGMENTS

(Dollars in millions)

(Unaudited)

	Three Months Ended				Fiscal
	Q1	Q2	Q3	Q4	Year
	2016	2016	2016	2016	2016
BUILDINGS AND INFRASTRUCTURE
Revenues	$173.7	$202.8	$189.3	$177.7	$743.5
Operating income	$22.4	$38.9	$40.9	$31.7	$133.9
Operating margin (% of segment external net revenues)	12.9%	19.2%	21.6%	17.8%	18.0%

GEOSPATIAL
Revenues	$152.2	$163.9	$159.9	$158.7	$634.7
Operating income	$26.1	$28.5	$35.3	$30.9	$120.8
Operating margin (% of segment external net revenues)	17.1%	17.4%	22.1%	19.5%	19.0%

RESOURCES AND UTILITIES
Revenues	$113.8	$99.0	$87.5	$95.4	$395.7
Operating income	$34.9	$29.9	$25.2	$28.4	$118.4
Operating margin (% of segment external net revenues)	30.7%	30.2%	28.8%	29.8%	29.9%

TRANSPORTATION
Revenues	$143.3	$143.9	$147.4	$153.7	$588.3
Operating income	$23.8	$20.4	$26.5	$32.2	$102.9
Operating margin (% of segment external net revenues)	16.6%	14.2%	18.0%	20.9%	17.5%

CORPORATE SUMMARY

REVENUES:
Buildings and Infrastructure	$173.7	$202.8	$189.3	$177.7	$743.5
Geospatial	152.2	163.9	159.9	158.7	634.7
Resources and Utilities	113.8	99.0	87.5	95.4	395.7
Transportation	143.3	143.9	147.4	153.7	588.3

Total revenue	$583.0	$609.6	$584.1	$585.5	$2,362.2

SEGMENT OPERATING INCOME:
Buildings and Infrastructure	$22.4	$38.9	$40.9	$31.7	$133.9
Geospatial	26.1	28.5	35.3	30.9	120.8
Resources and Utilities	34.9	29.9	25.2	28.4	118.4
Transportation	23.8	20.4	26.5	32.2	102.9

Total segment operating income before corporate allocations	$107.2	$117.7	$127.9	$123.2	$476.0

CORPORATE AND OTHER CHARGES:
Unallocated Corporate Expense	$(18.7)	$(18.7)	$(17.1)	$(16.0)	$(70.5)
Restructuring Charges	(2.1)	(4.9)	(4.0)	(2.3)	(13.3)
Amortization of Purchased Intangible Assets	(40.3)	(39.6)	(37.3)	(33.6)	(150.8)
Stock-based Compensation	(13.7)	(13.0)	(13.3)	(12.6)	(52.6)
Acquisition / divestiture items	(1.6)	(0.9)	(0.9)	(3.4)	(6.8)
Executive transition costs	(0.9)	(0.1)	—	—	(1.0)

CONSOLIDATED OPERATING INCOME	$29.9	$40.5	$55.3	$55.3	$181.0

NON-OPERATING INCOME (EXPENSE) AND INCOME TAXES	$(10.1)	$(4.8)	$(16.1)	$(17.6)	$(48.6)

NET INCOME ATTRIBUTABLE TO TRIMBLE INC.	$19.8	$35.7	$39.2	$37.7	$132.4

REPORTING SEGMENTS

(Dollars in millions)

(Unaudited)

	Three Months Ended				Fiscal
	Q1	Q2	Q3	Q4	Year
	2015	2015	2015	2015	2015
BUILDINGS AND INFRASTRUCTURE
Revenues	$160.9	$181.9	$176.7	$169.1	$688.6
Operating income	$16.8	$29.3	$36.0	$26.1	$108.2
Operating margin (% of segment external net revenues)	10.4%	16.1%	20.4%	15.4%	15.7%

GEOSPATIAL
Revenues	$163.5	$174.4	$168.8	$166.1	$672.8
Operating income	$29.6	$36.0	$38.5	$31.2	$135.3
Operating margin (% of segment external net revenues)	18.1%	20.6%	22.8%	18.8%	20.1%

RESOURCES AND UTILITIES
Revenues	$120.9	$96.4	$78.9	$85.6	$381.8
Operating income	$40.5	$26.8	$19.6	$23.0	$109.9
Operating margin (% of segment external net revenues)	33.5%	27.8%	24.8%	26.9%	28.8%

TRANSPORTATION
Revenues	$137.3	$133.1	$137.9	$138.9	$547.2
Operating income	$26.4	$23.3	$28.1	$28.7	$106.5
Operating margin (% of segment external net revenues)	19.2%	17.5%	20.4%	20.7%	19.5%

CORPORATE SUMMARY

REVENUES:
Buildings and Infrastructure	$160.9	$181.9	$176.7	$169.1	$688.6
Geospatial	163.5	174.4	168.8	166.1	672.8
Resources and Utilities	120.9	96.4	78.9	85.6	381.8
Transportation	137.3	133.1	137.9	138.9	547.2

Total revenue	$582.6	$585.8	$562.3	$559.7	$2,290.4

SEGMENT OPERATING INCOME:
Buildings and Infrastructure	$16.8	$29.3	$36.0	$26.1	$108.2
Geospatial	29.6	36.0	38.5	31.2	135.3
Resources and Utilities	40.5	26.8	19.6	23.0	109.9
Transportation	26.4	23.3	28.1	28.7	106.5

Total segment operating income before corporate allocations	$113.3	$115.4	$122.2	$109.0	$459.9

CORPORATE AND OTHER CHARGES:
Unallocated Corporate Expense	$(16.5)	$(18.3)	$(17.3)	$(17.9)	$(70.0)
Restructuring Charges	(1.3)	(5.5)	(3.0)	(3.0)	(12.8)
Amortization of Purchased Intangible Assets	(40.7)	(40.8)	(40.7)	(40.2)	(162.4)
Stock-based Compensation	(12.5)	(12.0)	(12.8)	(12.8)	(50.1)
Acquisition / divestiture items	(2.8)	(2.8)	(2.4)	(1.9)	(9.9)
Litigation	—	—	—	(0.3)	(0.3)

CONSOLIDATED OPERATING INCOME	$39.5	$36.0	$46.0	$32.9	$154.4

NON-OPERATING INCOME (EXPENSE) AND INCOME TAXES	$(5.4)	$(10.1)	$(8.9)	$(8.9)	$(33.3)

NET INCOME ATTRIBUTABLE TO TRIMBLE INC.	$34.1	$25.9	$37.1	$24.0	$121.1

REPORTING SEGMENTS

(Dollars in millions)

(Unaudited)

	Three Months Ended				Fiscal
	Q1	Q2	Q3	Q4	Year
	2014	2014	2014	2014	2014
BUILDINGS AND INFRASTRUCTURE
Revenues	$153.9	$179.2	$169.1	$160.5	$662.7
Operating income	$28.8	$42.8	$32.0	$15.8	$119.4
Operating margin (% of segment external net revenues)	18.7%	23.9%	18.9%	9.8%	18.0%

GEOSPATIAL
Revenues	$189.9	$218.1	$200.9	$187.9	$796.8
Operating income	$43.5	$58.6	$48.4	$39.7	$190.2
Operating margin (% of segment external net revenues)	22.9%	26.9%	24.1%	21.1%	23.9%

RESOURCES AND UTILITIES
Revenues	$134.1	$114.2	$87.4	$85.7	$421.4
Operating income	$49.8	$39.7	$24.2	$20.6	$134.3
Operating margin (% of segment external net revenues)	37.1%	34.8%	27.7%	24.0%	31.9%

TRANSPORTATION
Revenues	$126.8	$130.7	$127.4	$129.7	$514.6
Operating income	$22.2	$28.5	$24.8	$24.8	$100.3
Operating margin (% of segment external net revenues)	17.5%	21.8%	19.5%	19.1%	19.5%

CORPORATE SUMMARY

REVENUES:
Buildings and Infrastructure	$153.9	$179.2	$169.1	$160.5	$662.7
Geospatial	189.9	218.1	200.9	187.9	796.8
Resources and Utilities	134.1	114.2	87.4	85.7	421.4
Transportation	126.8	130.7	127.4	129.7	514.6

Total revenue	$604.7	$642.2	$584.8	$563.8	$2,395.5

SEGMENT OPERATING INCOME:
Buildings and Infrastructure	$28.8	$42.8	$32.0	$15.8	$119.4
Geospatial	43.5	58.6	48.4	39.7	190.2
Resources and Utilities	49.8	39.7	24.2	20.6	134.3
Transportation	22.2	28.5	24.8	24.8	100.3

Total segment operating income before corporate allocations	$144.3	$169.6	$129.4	$100.9	$544.2

CORPORATE AND OTHER CHARGES:
Unallocated Corporate Expense	$(16.1)	$(20.6)	$(11.0)	$(16.7)	$(64.4)
Restructuring Charges	(0.4)	(0.9)	(0.3)	(0.5)	(2.1)
Amortization of Purchased Intangible Assets	(40.6)	(37.8)	(39.4)	(40.7)	(158.5)
Stock-based Compensation	(10.1)	(11.0)	(11.0)	(11.3)	(43.4)
Amortization of acquisition-related inventory step-up	—	(0.1)	(0.5)	(0.2)	(0.8)
Acquisition / divestiture items	(1.4)	(2.0)	(4.1)	(6.0)	(13.5)
Litigation	—	—	(52.0)	51.3	(0.7)

CONSOLIDATED OPERATING INCOME	$75.7	$97.2	$11.1	$76.8	$260.8

NON-OPERATING INCOME (EXPENSE) AND INCOME TAXES	$(7.1)	$(19.3)	$0.7	$(21.0)	$(46.7)

NET INCOME ATTRIBUTABLE TO TRIMBLE INC.	$68.6	$77.9	$11.8	$55.8	$214.1